Annual Report
Maryland
Tax-Free
Funds

February 28, 2002

T. Rowe Price



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Managers' Report                                          2
  Economy and Interest Rates                                        2
  Market News                                                       3
  Portfolio Strategies                                              4
  Outlook                                                           8

Performance Comparison                                             10

Financial Highlights                                               12

Statement of Net Assets                                            15

Statement of Operations                                            39

Statement of Changes in Net Assets                                 40

Notes to Financial Statements                                      41

Report of Independent Accountants                                  46

Tax Information                                                    47

Annual Meeting Results                                             48

Information About the Funds' Directors                             49

Information About the Funds' Officers                              52


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Highlights
--------------------------------------------------------------------------------

o During the one-year period ended February 28, municipal bonds performed well as interest rates declined and investor demand increased.

o The Maryland Tax-Free Funds generated solid 12-month gains and exceeded their benchmarks for both the 6- and 12-month periods.

o A combination of duration and credit strategy, coupled with the funds' low expense ratios, abetted results versus competitor funds.

o The yields offered by tax-exempt securities remain attractive compared with after-tax Treasury yields, and we remain optimistic on the prospects for Maryland municipals.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended                                                             Since
2/28/02                                           6 Months           Inception*
--------------------------------------------------------------------------------

Maryland Tax-Free
Money Fund                                            0.72%                1.78%

Lipper Other States Tax-Exempt
Money Market Funds Average*                           0.65                 1.75
--------------------------------------------------------------------------------


                                                  6 Months            12 Months
--------------------------------------------------------------------------------

Maryland Short-Term
Tax-Free Bond Fund                                    2.02%                5.32%

Lipper Short Municipal
Debt Funds Average                                    1.69                 4.56

Maryland Tax-Free Bond Fund                           1.70                 6.56
Lipper Maryland Municipal

Debt Funds Average                                    1.36                 5.68
--------------------------------------------------------------------------------

* Maryland Tax-Free Money Fund inception date 3/30/01, Lipper comparison as of 3/31/01.


Price and Yield
--------------------------------------------------------------------------------

                                                  Maryland
                                  Maryland      Short-Term            Maryland
Periods Ended                     Tax-Free        Tax-Free            Tax-Free
2/28/02                          Money Fund      Bond Fund           Bond Fund
--------------------------------------------------------------------------------


Price Per Share                   $    1.00    $       5.26       $       10.64

Dividends Per Share

  For 6 months                        0.007            0.08                0.25
  For 12 months                          --            0.18                0.51

Dividend Yield
(7-Day Compound) *                     1.13%             --                  --
Price Per Share                   $    1.00    $       5.26       $       10.64

30-Day Dividend Yield *                  --            3.01%               4.74%


30-Day Standardized
Yield to Maturity                        --            1.61                4.08

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Managers' Report

Low interest rates, a sluggish economy, and minimal inflation created a favorable backdrop for Maryland municipal bonds for both the six-month and one-year periods ended February 28, 2002. Intermediate bonds fared particularly well as an aggressive Fed brought short-term rates down sharply in both the taxable and tax-exempt markets. The ride was not uniformly smooth: rising supply and better-than-expected economic data led to temporary setbacks in the fourth quarter. By early 2002, however, investors again took advantage of the steady results and strong tax-equivalent yields available in the municipal bond market. Falling short-term interest rates severely crimped the returns on Maryland money market securities.


ECONOMY AND INTEREST RATES

The six-month period began in the worst way imaginable, with the terrorist attacks of September 11. The effects of the attacks were felt deeply throughout the economy and the financial markets. The U.S. economy, already struggling from a recession begun in March, weakened markedly in the days following the tragic events.

However, the economy proved extremely resilient, aided by the Federal Reserve, which ramped up its program to reduce short-term interest rates in an effort to foster recovery. The Fed slashed the federal funds target rate within days of September 11, and followed with three more cuts in the fourth quarter-11 reductions overall in 2001-to put short-term rates at historic lows.


Maryland Bond Yields
--------------------------------------------------------------------------------

                                            Maryland                 1-Year
                                            3-Year                   Moody's
                  Maryland                  General                  Investment
                  Bond                      Obligation               Grade
                  Index                     Bond                     1 Note

2/28/01           5.19                      3.60                     3.30
                  5.16                      3.48                     3.05
                  5.38                      3.66                     3.05
5/01              5.24                      3.38                     2.80
                  5.21                      3.35                     2.60
                  5.10                      3.23                     2.65
8/01              4.94                      2.85                     2.45
                  5.15                      2.75                     2.20
                  4.99                      2.55                     2.00
11/01             5.15                      2.78                     2.00
                  5.29                      2.88                     1.90
                  5.17                      2.91                     1.65
2/28/02           5.13                      2.73                      1.55


Source: T. Rowe Price Associates.

The economy reacted with clear signs of improvement, as rapid inventory liquidation enhanced production prospects and income levels rose in a challenging labor market. Business demand began to recover from recessionary levels, while consumer spending remained relatively strong. A cyclical recovery appeared to be gaining momentum at year-end, and most recent economic data point to an end to the recession early in the first quarter. The recession of 2001 will likely prove to be the shallowest on record.

Falling rates and low inflation contributed to a stellar year in the bond markets, although some weakness in the fourth quarter reduced gains. An equity rebound in that period reduced demand for municipals even as supply soared. A rush to issue tax-free securities in the low-rate environment boosted supply to record levels in the fourth quarter-new municipal issuance in 2001 overall was the second highest ever at $286 billion-pressuring municipal bond prices and pushing up yields.

Even as short-term rates plummeted in 2001, longer-term rates remained stubbornly high. Municipal bonds beyond 10 years, for example, were unchanged or higher for the six months. Consequently, intermediate-term bonds posted better returns than longer-term bonds for the half and full fiscal year. Short maturity municipal debt as measured by the yield on the one-year Moody's Investment Grade 1 note, which averaged 2.45% six months ago, declined 90 basis points (100 basis points equal one percent) to 1.55% at the end of February. The yield on Maryland's three-year municipal securities eased just 12 basis points since August, and the yield of the Maryland Bond Index, of longer-term Maryland-based munis, climbed from 4.94% to 5.13% in the same span.

Within the overall market, high-yield securities lagged. The events of September 11 hit the transportation sector particularly hard, including airport and airline-related bonds. Toll road revenue projects also performed poorly as investors questioned traffic expectations on newly constructed roads. On the other hand, health care sectors adjusted well to a more stringent reimbursement environment and surprised on the upside.


MARKET NEWS

Maryland's economy showed steady growth through most of 2001 while many other states were beginning to experience an economic slowdown. Maryland continued to benefit from its large federal government employee base. These jobs are generally less susceptible to business cycles and provide the state with a relatively stable flow of tax revenues. Largely because of its limited exposure to the manufacturing sector, which has experienced significant job losses, the state's first month of declining employment did not occur until November 2001.

In December, faltering economic growth began to take its toll, and the state's revenue estimates were cut. A further downward revision is expected again in March. Reduced revenues and rising Medicaid funding costs are likely to make budget deliberations more challenging. To cover the anticipated shortfall, the governor has proposed deploying reserves, cutting expenditures, and delaying the final phase-in of a state income tax cut in his 2003 budget.

Although Maryland's economy could experience slower growth in the coming year, the state is well positioned due to its strong reserves and historically conservative financial management. The legislature is due to complete 2003's budget in early April. The state's challenge will be finding the right mix of cost containment and reserves spending in order to preserve its strong creditworthiness. The credit rating agencies have reaffirmed the state's solid debt rating-Aaa for Moody's and AAA for S&P and Fitch-and stable outlook.


PORTFOLIO STRATEGIES


Maryland Tax-Free Money Fund

The fund began its investment program on March 30, 2001. In the six-month period through February 28, the Maryland Tax-Free Money Fund generated a 0.72% return but modestly exceeded the Lipper Other States Tax-Exempt Money Market Funds Average. Over the 11-month period from inception, your fund's 1.78% gain was also better than the benchmark.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/01              2/28/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                         77                   67

Weighted Average
Quality *                                       First Tier           First Tier

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Declining interest rates resulted in significantly reduced yields within the municipal money market. For example, national overnight rates-which began the period yielding 2.70%-ended the period yielding 1.30%, down 140 basis points. Yields available on national one-year notes-which had traded with yields as high as 3.30% at the beginning of our fiscal year-ended the year yielding 1.55%, down 175 basis points. Despite substantially reduced yields available on money market securities, investor demand for money funds rose throughout the period. Year-over-year, nationwide municipal money market assets rose 11%, to a record level of more than $269 billion. At the same time, short-term municipal borrowing rose 36%-owing to budget shortfalls on the part of state, city, and local municipalities resulting from a slower economy. As supply somewhat exceeded demand, municipals traded down relative to comparable taxable investments, benefiting shareholders on an after-tax basis.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

General Obligation-Local                                20%                  29%

Educational Revenue                                     16                   17

Housing Finance Revenue                                  8                   15

Hospital Revenue                                        17                   12

Life Care/Nursing Home Revenue                           9                    6
--------------------------------------------------------------------------------


Against this backdrop, the fund was able to outperform its peer group by overweighting longer-dated, fixed-rate securities, which locked in higher yields for longer periods as interest rates fell. This strategy also minimized the fund's exposure to very short-term securities, whose yields can be volatile in response to Fed actions. The fund's relative outperformance was aided by credit selection, its significantly longer weighted average portfolio maturity, and a below-average expense ratio compared with other funds in its Lipper category.

Looking forward, it appears that an economic recovery has begun, and this round of Federal Reserve rate cuts is at an end. With growing uncertainty as to the timing and magnitude of Federal Reserve actions, we expect a more neutral fund strategy for the near term.


Maryland Short-Term Tax-Free Bond Fund

We are pleased to report solid results: your fund outperformed the Lipper peer group averages for both the 6- and 12-month periods ended February 28. Dividends per share in the six-month period totaled $0.08, down from $0.10 in the prior six months because of the falling-rate environment. The fund's expense ratio remained below the average for its Lipper group, which contributed to superior relative performance. The fund's 30-day dividend yield was 3.01%-equivalent to a 4.63% yield on a taxable fund for investors in the 35% federal tax bracket.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/01              2/28/02
--------------------------------------------------------------------------------

Weighted Average Maturity (years)                      2.3                  1.6

Weighted Average Effective
Duration (years)                                       2.0                  1.5

Weighted Average Quality *                              AA                   AA

* Based on T. Rowe Price research.


Duration and average portfolio maturity are considerably shorter than they were six months and a year ago. (Duration is a measure of a fund's interest rate sensitivity; a fund with a two-year duration should rise or fall 2% in response to a one-percentage-point change in interest rates.) We have allowed the portfolio's holdings to shorten with time, believing there was little incentive to extend or lock in existing rates. The fund currently has 25% of assets maturing in 2002, and 60% have maturities of less than two years-well positioned to reinvest at higher rates down the road. The portfolio's average credit quality remained high at AA, and throughout the period our portfolio composition remained relatively unchanged.

In 2001, short-term municipal issuance rose 36% (largely fixed-coupon, short-maturity borrowings). State, city, and local municipalities that witnessed a drop in tax receipts due to the slowing economy were forced to borrow money to cover budget imbalances. Nonetheless, supply exceeded demand for much of the period, and municipals traded somewhat cheaper than comparable taxable investments on an after-tax basis.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

General Obligation-Local                                22%                  24%

Prerefunded Bonds                                       13                   12

Solid Waste Revenue                                     10                   10

Educational Revenue                                      9                   10

General Obligation-State                                 8                    9
--------------------------------------------------------------------------------


Your fund's short- and long-term outperformance compared with its Lipper peer group is all the more impressive considering we are measured against funds that don't invest exclusively in Maryland bonds. In recent periods, the scarcity of Maryland short-term paper has helped Maryland's credits appreciate relative to the rest of the market, but there are also additional risks because an increase in Maryland's bond supply or falling demand could cause our holdings to underperform.


Maryland Tax-Free Bond Fund

We are pleased to report good results for the Maryland Tax-Free Bond Fund for the 12-month period ended February 28, 2002. Our returns of 1.70% and 6.56% for the 6- and 12-month periods, respectively, exceeded the peer group averages by a sizable margin. Even though interest rates fell sharply, dividends per share were only modestly lower in six-month and full-year comparisons. Your fund earned $0.25 and $0.51 in the 6- and 12-month periods, off one penny and two cents, respectively, from the prior periods. The fund's expense ratio remained well below the average for its Lipper group, contributing to superior relative performance. At the end of February, the 30-day dividend yield was 4.74%-equivalent to a 7.29% yield on a taxable fund for investors in the 35% federal tax bracket.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/01              2/28/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      17.1                 16.2

Weighted Average Effective
Duration (years)                                       6.5                  6.6

Weighted Average Quality *                              AA                   AA

* Based on T. Rowe Price research.


For much of the 12-month period, the fund maintained a slightly above-average interest rate sensitivity. However, in light of uncertainties in the interest rate environment later in the period, we increasingly invested in 15- and 20-year debt, rather than longer bonds. This strategy moderately reduced the fund's interest rate sensitivity and shortened the fund's weighted average maturity.

Returns in the last six months were best for selected life care and hospital revenue bonds, intermediate-maturity issues, and several lower-quality positions. The fund also got a nice boost as several significant positions in Montgomery and St. Mary's Counties were refunded to early call dates. Our low-coupon, longer-maturity positions were among the weaker performers as long-term interest rates edged higher.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

Hospital Revenue                                        14%                  16%

Housing Finance Revenue                                 14                   12

General Obligation-Local                                15                   11

Prerefunded Bonds                                        6                    9

General Obligation-State                                10                    9
--------------------------------------------------------------------------------


Over the last six months, a period characterized by an above-average supply of Maryland new issue municipal bonds, we opportunistically increased our exposure to hospital bonds including Mercy, University of Maryland Medical System, and Johns Hopkins. We believe these hospitals are well run, and the incremental yield could help performance in the future. Concurrently, we trimmed our exposure to the corporate-backed industrial and pollution control sectors. This included the elimination of an energy cogeneration facility in Puerto Rico largely because of concerns about the financial stability of its operator, AES Corporation. As ever, we will diligently monitor the portfolio as we balance risk and reward.


OUTLOOK

With the economy at a critical point, we view the next six months with a combination of optimism and caution. The blend of stimulative monetary and fiscal policies has laid the foundation for a cyclical recovery, and essential growth measures have begun to stabilize. By all appearances, interest rates are going to rise, and the bond market may be taking a turn from the sharp bull market of the past 18 months.

Yet there are many reasons to remain optimistic about the municipal market as long as an economic recovery does not emerge with unexpected vigor. Inflationary forces remain well contained, allowing the Fed to keep short-term interest rates low for a longer period to ensure that the budding economic recovery continues. In addition, since longer-maturity issues did not participate in the rally as broadly as short-term bonds, they may have some cushion if rates reverse course.

We also think that strong demand will provide support for the market at current levels. Bonds-both taxable securities and tax-exempt municipals-have enjoyed wider appeal during the turbulent equity markets of the past two years. Municipals enjoy the additional advantage of offering attractive after-tax yields relative to similar taxable fixed-income instruments.

We will be ever watchful as we monitor the income and sales tax receipts for the state and local issuers. Although quality has remained high to date, pockets of weakness may emerge with a prolonged transition to economic recovery. We will rely upon our strong credit research resources to manage these risks.

We thank you for your continued confidence in T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund


Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund


Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

March 14, 2002

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the funds' investment programs.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


MARYLAND TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

                           Lipper Other
                           States
                           Tax-Exempt                         Maryland
                           Money Market                       Tax-Free
                           Funds Average                      Money Fund

3/30/01                    10000                              10000
2/02                       10172                              10178



MARYLAND SHORT-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                  Lehman                    Lipper Short              Maryland
                  Brothers                  Municipal                 Short-Term
                  3-Year                    Debt                      Tax-Free
                  State GO                  Funds                     Bond
                  Bond Index                Average                   Fund

1/29/93           10000                     10000                     10000
2/93              10154                     10113                     10167
2/94              10507                     10448                     10522
2/95              10783                     10679                     10799
2/96              11663                     11302                     11501
2/97              12169                     11748                     11875
2/98              12815                     12299                     12416
2/99              13488                     12846                     12970
2/00              13635                     13039                     13121
2/01              14728                     13822                     13986
2/02              15694                     14498                     14729



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------


MARYLAND TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                  Lehman                    Lipper
                  Brothers                  Maryland
                  Municipal                 Municipal                 Maryland
                  Bond                      Debt Funds                Tax-Free
                  Index                     Average                   Bond Fund

2/92              10000                     10000                     10000
2/93              11376                     11334                     11375
2/94              12006                     11931                     12049
2/95              12232                     12063                     12221
2/96              13584                     13239                     13444
2/97              14332                     13798                     14133
2/98              15642                     14942                     15360
2/99              16604                     15743                     16250
2/00              16258                     15184                     15767
2/01              18264                     16863                     17639
2/02              19513                     17866                     18796



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                                          Since     Inception
2/28/02           1 Year     5 Years    10 Years   Inception          Date
--------------------------------------------------------------------------------

Maryland Tax-Free
Money Fund            --          --          --        1.78%      3/30/01

Maryland Short-Term
Tax-Free
Bond Fund           5.32%       4.40%         --        4.36       1/29/93

Maryland Tax-Free
Bond Fund           6.56        5.87        6.51%         --            --


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Maryland Tax-Free Money Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                              3/30/01
                                                              Through
                                                              2/28/02

NET ASSET VALUE

Beginning of period                                        $    1.000

Investment activities

Net investment income (loss)                                    0.018*

Distributions

Net investment income                                          (0.018)

NET ASSET VALUE
End of period                                              $    1.000
                                                           ----------


Ratios/Supplemental Data

Total return(diamond)                                            1.78%*

Ratio of total expenses to
average net assets                                               0.55%*!

Ratio of net investment
income (loss) to average
net assets                                                       1.72%*!

Net assets, end of
period (in thousands)                                      $   43,291


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/03.

        ! Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights               For a share outstanding throughout the period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE
Beginning of
period         $    5.17   $    5.04   $    5.17   $    5.14   $    5.11

Investment activities

  Net investment
  income (loss)     0.18        0.20*       0.19*       0.19*       0.20*

  Net realized
  and unrealized
  gain (loss)       0.09        0.13       (0.13)       0.03        0.03

  Total from
  investment
  activities        0.27        0.33        0.06        0.22        0.23

Distributions

  Net investment
  income           (0.18)      (0.20)      (0.19)      (0.19)      (0.20)

NET ASSET VALUE
End of
period         $    5.26   $    5.17   $    5.04   $    5.17   $    5.14
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           5.32%       6.60%*      1.16%*      4.46%*      4.56%*

Ratio of total
expenses to average
net assets          0.59%       0.60%*      0.60%*      0.62%*      0.65%*

Ratio of net
investment income
(loss) to average
net assets          3.45%       3.85%*      3.70%*      3.80%*      3.89%*

Portfolio
turnover rate       23.8%       29.2%       41.4%       46.4%       60.4%

Net assets,
end of period
(in thousands) $ 158,145   $ 117,477   $ 124,135   $ 122,552   $ 109,424


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 6/30/98, and a 0.60% voluntary expense limitation in effect from 7/1/98 through 2/28/03.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE

Beginning of
period         $   10.48   $    9.87   $   10.73   $   10.67   $   10.35

Investment activities

  Net investment
  income (loss)     0.52        0.53        0.53        0.54        0.55

  Net realized
  and unrealized
  gain (loss)       0.15        0.61       (0.85)       0.06        0.32

  Total from
  investment
  activities        0.67        1.14       (0.32)       0.60        0.87

Distributions

  Net investment
  income           (0.51)      (0.53)      (0.53)      (0.54)      (0.55)

  Net realized
  gain                --          --       (0.01)         --          --

  Total
  distributions    (0.51)      (0.53)      (0.54)      (0.54)      (0.55)

NET ASSET VALUE
End of
period         $   10.64   $   10.48   $    9.87   $   10.73   $   10.67
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           6.56%      11.87%      (2.98)%      5.80%       8.68%

Ratio of total
expenses to average
net assets          0.49%       0.49%       0.51%       0.51%       0.51%

Ratio of net
investment income
(loss) to average
net assets          4.87%       5.24%       5.23%       5.10%       5.31%

Portfolio turnover
rate                18.5%       19.3%       29.2%       15.4%       19.2%

Net assets,
end of period
(in millions)  $   1,229   $   1,110   $     979   $   1,063   $     926

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                              February 28, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands


MARYLAND  95.8%

Annapolis, GO, 4.80%, 4/1/02               $           200      $           200

Anne Arundel County, GO
    4.125%, 9/1/02                                     100                  101
    4.50%, 4/1/02                                      215                  216

Baltimore City
  COP, 4.65%, 4/1/02 (MBIA Insured)                     25                   25
  Refunding Water Project
  4.75%, 7/1/02 (FSA Insured)                          200                  202

Baltimore County
  Spring Hill Apartments
    VRDN (Currently 1.15%) (GNMA Insured)            1,510                1,510

Baltimore County, GO, COP
  Health & Social Services Building,
  4.00%, 8/1/02                                        615                  620

Baltimore County, GO
    3.50%, 6/1/02                                    1,000                1,002
    4.25%, 8/1/02                                      300                  304
    5.50%, 8/1/02                                    1,750                1,781
    6.125%, 7/1/08 (Prerefunded 7/1/02!)               500                  515
    6.20%, 3/1/02                                       45                   45

Baltimore IDA, GO, VRDN (Currently 1.125%)           1,100                1,100

Carroll County, GO
    4.125%, 12/1/02                                     70                   71
  Airport Improvement, 3.25%, 11/1/02 (triangle)       110                  111
  Public Improvement, 3.25%, 11/1/02                   770                  778

Charles County, GO, 4.30%, 6/1/02                       75                   76

Frederick County, GO
    3.50%, 7/1/02                                       40                   40
    4.50%, 8/1/02                                      150                  152
    5.10%, 7/1/02                                      250                  253
    5.90%, 7/1/02                                      100                  101
  BAN, VRDN (Currently 1.20%)                          625                  625

Frederick County EFA, Hood College,
VRDN (Currently 1.20%)                               1,500                1,500

Gaithersburg Economic Dev., Asbury Methodist
  VRDN (Currently 1.15%) (MBIA Insured)              1,200                1,200

Harford County, GO, 4.25%, 3/1/02                       50                   50

Howard County, GO
    4.875%, 8/15/02                        $           100      $           101
  BAN, 4.00%, 4/15/02                                  100                  100

Howard County Metropolitan Dist.,
GO, 4.875%, 8/15/02                                     50                   51

Maryland, GO
  State and Local Fac.
    4.25%, 8/1/02                                      380                  382
    4.50%, 10/15/02                                     45                   46
    4.85%, 4/15/02                                     100                  100
    5.00%, 3/1/02                                      250                  250
    5.10%, 3/15/02                                      35                   35
    5.60%, 5/15/02                                     140                  141

Maryland CDA
  Housing & Community Dev.
    1.65%, 12/19/02 (triangle)                       1,000                1,000
    4.00%, 4/1/02 (triangle)                            15                   15
    4.60%, 4/1/02                                       20                   20

  New Waters Tower Dev., VRDN
  (Currently 1.25%) (triangle)                       1,900                1,900

  Parklane Apartments, VRDN
  (Currently 1.25%) (triangle)                       1,900                1,900

Maryland DOT
    4.125%, 6/15/02                                    575                  579
    5.00%, 9/1/02                                    1,255                1,273

Maryland Economic Dev., Chesapeake Bay Foundation
    VRDN (Currently 1.20%)                           1,000                1,000

Maryland HHEFA
  Catholic Health Initiatives,
  VRDN (Currently 1.25%)                               900                  900

  Collington Episcopal Church
    VRDN (Currently 1.15%)                           1,300                1,300

  Johns Hopkins Hosp., VRDN (Currently 1.07%)        1,500                1,500

  Johns Hopkins Medical Parking
    4.70%, 7/1/02 (AMBAC Insured)                       25                   25

  Johns Hopkins Univ.
    5.50%, 7/1/02                                    1,000                1,010
  TECP, 1.20%, 4/8/02                                1,000                1,000

  Loyola College
    VRDN (Currently 1.35%) (MBIA Insured)            1,540                1,540

  Mercy Medical Center
    5.20%, 7/1/02 (AMBAC Insured)          $           100      $           101

  Suburban Hosp.
    6.00%, 7/1/21 (Prerefunded 7/1/02!)              1,000                1,011
    6.50%, 7/1/17 (Prerefunded 7/1/02!)                125                  129

  Univ. of Maryland Medical System
    VRDN (Currently 1.15%)                           1,090                1,090
    VRDN (Currently 1.20%)                           1,400                1,400

Maryland IDA, Calvert School,
VRDN (Currently 1.20%)                               1,000                1,000

Maryland National Capital Park &
Planning Commission, GO
    6.80%, 7/1/02                                       20                   20

Montgomery County, GO
    5.00%, 5/1/02                                       25                   25
    5.40%, 7/1/02                                      200                  202
    5.50%, 10/1/02                                     200                  204
    5.80%, 10/1/02                                     900                  915
    6.30%, 4/1/02                                       25                   25
  TECP, BAN, 1.25%, 3/6/02                           1,600                1,600
  TECP, BAN, 1.25%, 4/8/02                             600                  600

Montgomery County
  Solid Waste System
    5.30%, 6/1/02 (AMBAC Insured) (triangle)            15                   15

Montgomery County Economic Dev. Auth.
  Howard Hughes Medical Fac.
    VRDN (Currently 1.14%)                           1,200                1,200

Prince Georges County, GO
    4.20%, 4/15/02                                      10                   10
    4.30%, 3/15/02 (MBIA Insured)                       25                   25
    4.625%, 3/15/02 (MBIA Insured)                     400                  400
    5.125%, 3/15/02 (AMBAC Insured)                     20                   20
  COP, 3.75%, 11/1/02 (MBIA Insured)                   585                  594

Univ. of Maryland
  Auxiliary Fac. & Tuition
    4.125%, 10/1/02                                    135                  136
    4.30%, 10/1/02                                      50                   51
    5.00%, 4/1/02                                    1,000                1,002

Washington Suburban Sanitary Dist., GO
    4.75%, 6/1/02                          $           845      $           851
    5.40%, 6/1/02                                       50                   50
    6.20%, 6/1/09 (Prerefunded 6/1/02!)                 50                   51

Total Maryland (Cost  $41,473)                                           41,473


PUERTO RICO  1.6%

Puerto Rico, GO, Public Improvement
    6.80%, 7/1/21 (Prerefunded 7/1/02!)                100                  102

Puerto Rico Commonwealth
    5.85%, 7/1/09 (MBIA Insured)
    (Prerefunded 7/1/02!)                              105                  108

Puerto Rico Highway & Transportation Auth.
    6.50%, 7/1/22 (Prerefunded 7/1/02!)                250                  257
    6.625%, 7/1/18 (Prerefunded 7/1/02!)               200                  206

Total Puerto Rico (Cost  $673)                                              673



                                                                          Value
--------------------------------------------------------------------------------
                                                            In thousands

Total Investments in Securities
97.4% of Net Assets
(Cost  $42,146)                                            $   42,146

Other Assets Less Liabilities                                   1,145

NET ASSETS                                                 $   43,291

Net Assets Consist of:

Undistributed net investment
income (loss)                                              $        5

Paid-in-capital applicable to
43,291,411 shares of no par
value capital stock outstanding;
unlimited shares authorized                                    43,286

NET ASSETS                                                 $   43,291

NET ASSET VALUE PER SHARE                                  $     1.00

(triangle)  Interest subject to alternative minimum tax

         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

       BAN  Bond Anticipation Note

       CDA  Community Development Administration

       COP  Certificates of Participation

       DOT  Department of Transportation

       EFA  Educational Facility Authority

       FSA  Financial Security Assurance Corp.

      GNMA  Government National Mortgage Association

        GO  General Obligation

     HHEFA  Health & Higher Educational Facility Authority

       IDA  Industrial Development Authority/Agency

      MBIA  Municipal Bond Investors Assurance Corp.

      TECP  Tax-Exempt Commercial Paper

      VRDN  Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                             In thousands


MARYLAND  96.5%

Allegany County PCR
  Westvaco Corp., 5.90%, 7/1/04            $         1,000      $         1,064

Anne Arundel County, GO
    5.00%, 2/15/04                                   1,480                1,560

  Consolidated Solid Waste
    5.75%, 2/1/04 (triangle)                           350                  371
    6.00%, 2/1/03 (triangle)                           325                  338
  Limited Tax, 5.00%, 2/15/03                        1,820                1,881
  Water and Sewer, 5.00%, 3/15/03 (triangle)         1,345                1,389

Baltimore City, COP
  Board of Ed. Administration
    5.25%, 4/1/04 (MBIA Insured)                     2,160                2,294
    5.25%, 4/1/05 (MBIA Insured)                     1,275                1,370

Baltimore City, GO
  Consolidated Public Improvement
    7.375%, 10/15/03 (FGIC Insured)                  1,000                1,090

Baltimore County
  Consolidated Public Improvement
    6.00%, 7/1/05 (Prerefunded 7/1/02!)                500                  518

Baltimore County Economic Dev.
  Maryvale Preparatory School Fac.
    6.50%, 5/1/08                                    1,000                1,003

Baltimore County, GO
    VRDN (Currently 1.24%)                             500                  500
  Consolidated Public Improvement, 5.50%, 6/1/04     1,000                1,072
  Refunding Pension, 5.50%, 8/1/04                   1,000                1,078

Baltimore County Metropolitan Dist.
    6.10%, 7/1/06 (Prerefunded 7/1/02!)              2,000                2,072
  GO, 5.50%, 4/1/03                                     40                   42

Frederick County EFA
  Mount St. Marys College
    VRDN (Currently 1.15%)                             700                  700

Frederick County, GO
    5.00%, 7/1/04                                    2,505                2,648

  Public Fac.
    5.00%, 7/1/02                          $         1,275      $         1,291
    5.00%, 12/1/04                                   1,645                1,771

Frederick County, Retirement Community
  Buckinghams Choice, VRDN (Currently 1.15%)           200                  200

Gaithersburg
  Asbury Methodist
    VRDN (Currently 1.15%)
    (MBIA Insured)                                   3,550                3,550

Harford County, GO
  Consolidated Public Improvement
    4.40%, 12/1/02                                     135                  138

Howard County, GO
  Consolidated Public Improvement
    5.00%, 8/15/03                                     500                  524
    5.60%, 2/15/12 (Prerefunded 2/15/03!)              200                  210
    6.00%, 8/15/03                                     750                  796

Maryland CDA, 1.60%, 12/19/02                        1,750                1,749

Maryland DOT
    5.00%, 9/1/02                                    1,000                1,018
    5.00%, 9/1/03                                    3,795                3,980
    5.00%, 9/1/04                                    5,000                5,341

  COP
    5.00%, 10/15/03 (triangle)                       2,700                2,823
    5.00%, 10/15/05 (triangle)                       1,135                1,209

Maryland Economic Dev.
 Associated Jewish Charities
    5.25%, 7/15/02                                     305                  308
    5.25%, 7/15/03                                     320                  328
    5.50%, 7/15/04                                     340                  354
    5.50%, 7/15/05                                     360                  376
    5.50%, 7/15/06                                     380                  397
    5.50%, 7/15/07                                     400                  416

  Chesapeake Bay Foundation
    VRDN (Currently 1.20%)                             100                  100

  Univ. Village at Sheppard Pratt
    4.40%, 7/1/05                                      250                  257
    4.55%, 7/1/06                                      250                  257

Maryland Energy Fin. Admin.
  Wheelabrator Water Technologies
    5.75%, 12/1/04 (triangle)              $         2,570      $         2,737

Maryland, GO
  State and Local Fac.
    4.00%, 3/1/04                                    2,300                2,382
    4.85%, 10/15/02                                    500                  511
    4.90%, 4/15/03                                     500                  519
    5.00%, 10/15/02                                    930                  951
    5.00%, 7/15/03                                   1,000                1,045
    5.00%, 7/15/04                                   5,000                5,325
    5.20%, 3/15/04                                   2,500                2,651
    5.50%, 2/1/07                                      500                  524

Maryland HHEFA
    6.375%, 7/1/22 (AMBAC Insured)
    (Prerefunded 7/1/02!)                            1,265                1,311

  Broadmead, 4.90%, 7/1/04                             250                  259

  Catholic Health Initiatives
    VRDN (Currently 1.25%)                             700                  700

  Charity Obligation Group
    4.60%, 11/1/26 (Prerefunded 11/1/03!)              995                1,037

  Easton Memorial Hosp.
    5.00%, 7/1/02 (MBIA Insured)                       370                  374
    5.00%, 7/1/03 (MBIA Insured)                       390                  407
    5.00%, 7/1/04 (MBIA Insured)                       410                  436
    5.00%, 7/1/05 (MBIA Insured)                       430                  461


  Johns Hopkins Hosp., VRDN (Currently 1.07%)          700                  700

  Johns Hopkins Univ.
    5.50%, 7/1/02                                      700                  710
    5.75%, 7/1/03                                    5,435                5,726
    6.00%, 7/1/07                                    1,000                1,132

  Kennedy Krieger Institute, 6.00%, 7/1/02             220                  223
    6.00%, 7/1/03                                      380                  396
    6.00%, 7/1/04                                      405                  430
    6.00%, 7/1/05                                      430                  460

  Peninsula Regional Medical Center
    4.60%, 7/1/02                                      855                  863

  Pooled Loan Program, VRDN (Currently 1.15%)          600                  600

  Sinai Hosp., 5.10%, 7/1/03
  (AMBAC Insured) $                                  1,360      $         1,420

  Trinity School, VRDN (Currently 1.20%)             4,000                4,000

  Union Hosp. of Cecil County
    6.70%, 7/1/02 (Prerefunded 7/1/02!)              1,500                1,557

  Univ. of Maryland Medical System
    5.00%, 7/1/03                                      860                  889
    5.00%, 7/1/04                                    1,000                1,047
    5.00%, 7/1/05                                    1,020                1,071
    6.00%, 7/1/03                                      200                  209
    6.00%, 7/1/05                                      200                  214

Maryland Ind. Dev. Fin. Auth.
  Way Station, 4.90%, 1/2/03                         1,875                1,879

Maryland Transportation Auth.
    5.50%, 7/1/03                                    1,000                1,050

  Baltimore/Washington Int'l. Airport
    5.60%, 7/1/03 (FGIC Insured)                     2,250                2,362

Montgomery County, GO
  Consolidated Public Improvement
    4.00%, 2/1/03                                    2,000                2,046
    4.75%, 2/1/05                                    1,320                1,399
    5.00%, 2/1/03                                    2,100                2,168
    5.10%, 4/1/04                                      380                  403
    5.25%, 1/1/04                                    2,575                2,718
    5.50%, 7/1/03                                    2,305                2,421
    5.60%, 7/1/04                                    4,000                4,311
    5.70%, 7/1/05                                      965                1,058

Montgomery County
  Equipment Acquistion Program, COP
    4.00%, 6/1/04                                    3,000                3,121

Montgomery County, GO
    6.30%, 4/1/04                                      950                1,029

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources
    5.60%, 7/1/02 (triangle)                         2,000                2,025
    5.70%, 7/1/03 (triangle)                         4,260                4,447
    5.80%, 7/1/04 (MBIA Insured) (triangle)          2,875                3,085
    5.90%, 7/1/05 (triangle)                         2,250                2,432

  Southwest Resources Recovery Fac.
    7.10%, 1/1/03 (MBIA Insured)           $         1,180      $         1,235
    7.15%, 1/1/04 (MBIA Insured)                     2,800                3,047

Prince George's County, COP
  Equipment Acquistion Program
    4.50%, 6/15/03 (MBIA Insured)                    2,000                2,071

Prince George's County Hosp.
  Collington Episcopal, 5.40%, 4/1/02                  450                  451

  Dimensions Health
    7.25%, 7/1/17 (Prerefunded 7/1/02!)              5,500                5,718

Prince George's County IDA, PCR
  Int'l. Paper, 4.25%, 7/15/02                       1,850                1,853

Univ. of Maryland
    5.00%, 4/1/04                                    2,000                2,118
    5.50%, 4/1/10 (Prerefunded 4/1/03!)              1,000                1,062
    6.40%, 4/1/06                                      500                  525

Washington Suburban Sanitary Dist., GO
    6.10%, 6/1/07 (Prerefunded 6/1/04!)                500                  543
    6.25%, 6/1/08 (Prerefunded 6/1/04!)              1,000                1,090
    6.60%, 6/1/15 (Prerefunded 6/1/04!)              1,000                1,097

  Water Supply
    4.125%, 6/1/03                                   1,000                1,031
    4.75%, 12/1/03                                     100                  105

Worcester County, GO
  Consolidated Public Improvement
    5.10%, 8/1/04                                    1,000                1,070

Total Maryland (Cost  $149,042)                                         152,630


PUERTO RICO  4.9%

Children's Trust Fund, 4.90%, 7/1/05                   585                  601

Puerto Rico Ind. Medical & Environmental IDR, PCR
    4.25%, 9/1/03                                    1,500                1,525

Puerto Rico Municipal Fin. Agency,
GO, 5.50%, 8/1/02                                    3,050                3,102

Puerto Rico Telephone Auth.
    5.45%, 1/16/15 (MBIA Insured)
    (Prerefunded 1/1/03!)                            2,400                2,513

Total Puerto Rico (Cost  $7,600)                                          7,741



                                                                          Value
--------------------------------------------------------------------------------
                                                             In thousands

Total Investments in Securities
101.4% of Net Assets (Cost  $156,642)                      $  160,371

Other Assets Less Liabilities                                  (2,226)

NET ASSETS                                                 $  158,145

Net Assets Consist of:

Undistributed net investment
income (loss)                                              $        2

Undistributed net realized
gain (loss)                                                       (90)

Net unrealized gain (loss)                                      3,729

Paid-in-capital applicable to
30,069,896 no par value shares
of beneficial interest outstanding;
unlimited number of shares authorized                         154,504

NET ASSETS                                                 $  158,145

NET ASSET VALUE PER SHARE                                  $     5.26


(triangle)  Interest subject to alternative minimum tax

         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

       CDA  Community Development Administration

       COP  Certificates of Participation

       DOT  Department of Transportation

       EFA  Educational Facility Authority

      FGIC  Financial Guaranty Insurance Company

        GO  General Obligation

     HHEFA  Health & Higher Educational Facility Authority

       IDA  Industrial Development Authority/Agency

       IDR  Industrial Development Revenue

      MBIA  Municipal Bond Investors Assurance Corp.

       PCR  Pollution Control Revenue

      VRDN  Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands


MARYLAND  95.2%

Anne Arundel County
  Consolidated General Improvement, GO
    4.50%, 8/1/24                          $         3,250      $         3,057
    6.30%, 8/1/16 (Prerefunded 8/1/05!)                775                  874
    6.30%, 8/1/19 (Prerefunded 8/1/05!)                725                  817
    6.30%, 8/1/20 (Prerefunded 8/1/05!)                705                  795
    6.30%, 8/1/21 (Prerefunded 8/1/05!)                790                  891

  National Business Park, 7.375%, 7/1/28             3,500                3,755

  Special Tax Dist., Farmington Village,
  6.25%, 6/1/25                                      4,222                4,211

  Water and Sewer, GO
    4.50%, 8/1/24                                      935                  874
    6.30%, 8/1/22 (Prerefunded 8/1/05!)                450                  507
    6.30%, 8/1/24 (Prerefunded 8/1/05!)                720                  812

Baltimore City
  Board of Ed. Admin., COP
    5.00%, 4/1/14 (MBIA Insured)                     3,635                3,815
    5.00%, 4/1/16 (MBIA Insured)                     4,000                4,141
    5.25%, 4/1/06 (MBIA Insured)                     2,000                2,170

  Consolidated Public Improvement, GO
    Zero Coupon, 10/15/06 (FGIC Insured)             3,100                2,579
    Zero Coupon, 10/15/11 (FGIC Insured)             1,240                  812
    5.50%, 10/15/16 (FGIC Insured)                     875                  974
    7.00%, 10/15/07 (MBIA Insured)                     500                  593
    7.00%, 10/15/08 (MBIA Insured)                   5,190                6,240
    7.50%, 10/15/09 (FGIC Insured)                   2,635                3,284

  Convention Center
    6.00%, 9/1/17 (FGIC Insured)
    (Prerefunded 9/1/04!)                            5,200                5,684

  Parking Fac.
    5.25%, 7/1/21 (FGIC Insured)                     2,000                2,120
    6.00%, 7/1/14 (FGIC Insured)                     5,155                6,003
    6.00%, 7/1/15 (FGIC Insured)                     5,460                6,364
    6.00%, 7/1/16 (FGIC Insured)                     5,785                6,735
    6.00%, 7/1/17 (FGIC Insured)                     6,135                7,117
    6.00%, 7/1/18 (FGIC Insured)                     6,505                7,494

  Port Fac. PCR, E.I. DuPont - Conoco
    6.50%, 10/1/11                         $        10,900      $        11,275

  Tindeco Wharf Apartments
    6.60%, 12/20/24 (GNMA Guaranteed)                1,000                1,029

  Wastewater
    5.60%, 7/1/13 (MBIA Insured)                     19,300               21,151
    5.625%, 7/1/30 (FSA Insured)                     5,000                5,252
    5.65%, 7/1/20 (MBIA Insured)                     2,000                2,162

 Water
    5.80%, 7/1/15 (FGIC Insured)                     3,350                3,579
    6.00%, 7/1/15 (FGIC Insured)                     6,250                7,285
    6.00%, 7/1/16 (FSA Insured)                      1,230                1,380
    6.00%, 7/1/19 (FSA) Insured)                       750                  827
    6.00%, 7/1/20 (FSA Insured)                        990                1,086
    6.00%, 7/1/21 (FSA Insured)                      1,650                1,807

Baltimore City, GO
    Zero Coupon, 10/15/08 (FGIC Insured)             1,785                1,300

    Zero Coupon, 10/15/08 (FGIC Insured)
    (Prerefunded 10/15/05!)                          2,015                1,513

    Zero Coupon, 10/15/09 (FGIC Insured)             2,170                1,509

    Zero Coupon, 10/15/09 (FGIC Insured)
    (Prerefunded 10/15/05!)                          2,430                1,717

    Zero Coupon, 10/15/11 (FGIC Insured)             3,525                2,165
    Zero Coupon, 10/15/11 (FGIC Insured)
    (Prerefunded 10/15/05!)                          3,975                2,478

Baltimore County
  North Brooke Apartments
    6.35%, 1/20/21 (GNMA Guaranteed)                 3,000                3,139

Baltimore County Economic Dev.
  Maryvale Preparatory School Fac., 6.50%, 5/1/11      600                  581

Baltimore County, GO
    VRDN (Currently 1.24%)                           3,020                3,020
    5.00%, 6/1/19                                    1,960                1,999
    5.00%, 6/1/22                                    3,225                3,263

  Pension Funding
    5.125%, 8/1/14                                   4,300                4,525
    5.125%, 8/1/15                                   4,195                4,396

Calvert County PCR
  Baltimore Gas and Electric,
  5.55%, 7/15/14                           $         5,650      $         5,880

Carroll County, Copper Ridge
    7.75%, 1/1/18 (Prerefunded 1/1/03!)              3,000                3,208

Carroll County, GO
  Consolidated Public Improvement
  County Commissioners
    5.50%, 12/1/16                                   1,130                1,223
    5.50%, 12/1/18                                   1,000                1,069
    5.50%, 12/1/19                                   1,000                1,064
    5.625%, 10/1/20                                  1,900                2,004

Charles County
  Holly Station, 6.45%, 5/1/26 (FHA Guaranteed)      1,780                1,871

  New Forest Apartments
    6.10%, 11/1/28 (FHA Guaranteed)                  5,000                5,237

Damascus Gardens Dev., Multi Family
    7.375%, 8/15/17 (FHA Guaranteed)
    (Escrowed to Maturity)                           3,465                4,238

Frederick, General Improvement, GO
    6.125%, 12/1/09
    (FGIC Insured) (Prerefunded 12/1/02!)            1,840                1,942

Frederick County, Buckingham's Choice,
5.90%, 1/1/17                                        1,855                1,667

Gaithersburg Hosp. Fac., Shady Grove Adventist Hosp.
    6.50%, 9/1/12 (FSA Insured)                      5,000                5,988

Frederick County, GO
    5.25%, 7/1/13                                    2,080                2,259
    5.25%, 7/1/16                                    2,475                2,645

  Public Fac.
    5.00%, 12/1/09                                   2,295                2,498
    5.00%, 12/1/10                                   2,855                3,101
    5.00%, 12/1/12                                   2,895                3,119
    5.25%, 7/1/15                                      925                  984
    5.25%, 12/1/20                                   1,990                2,064
    5.75%, 7/1/19                                    6,430                6,961

Howard County
  Golf Course Fac., 6.00%, 2/15/21                   3,110                3,224

Howard County, GO
  COP, 8.15%, 2/15/20                      $           460      $           633
  Public Fac., 5.00%, 2/15/07                        1,250                1,347

Maryland CDA
    5.85%, 7/1/27 (triangle)                         7,000                7,057
    5.875%, 7/1/16                                   3,490                3,665
    6.20%, 7/1/23 (triangle)                         3,885                4,016

  Multifamily, VRDN (Currently 1.25%) (triangle)     2,875                2,875

  Residential
    5.50%, 9/1/22 (triangle)                         4,230                4,293
    5.60%, 9/1/28 (triangle)                         3,000                3,040
    5.80%, 9/1/32 (triangle)                         3,940                4,056
    5.85%, 9/1/21 (triangle)                         5,000                5,176
    5.875%, 9/1/25 (triangle)                        5,000                5,181
    5.95%, 9/1/29 (triangle)                        20,475               21,066
    5.95%, 9/1/29 (FHA Guaranteed) (triangle)        6,000                6,218
    6.125%, 9/1/20 (triangle)                        5,160                5,447

  Single Family
    5.40%, 4/1/11                                    1,000                1,060
    5.95%, 4/1/16                                      900                  947
    6.00%, 4/1/17                                    2,500                2,548
    6.45%, 4/1/14                                    1,000                1,029
    6.75%, 4/1/10 (triangle)                         5,000                5,109
    6.75%, 4/1/26 (triangle)                         8,150                8,374
    6.80%, 4/1/22 (triangle)                         2,420                2,489
    6.80%, 4/1/24 (triangle)                         2,615                2,701
    7.00%, 4/1/14                                    2,720                2,810
    7.05%, 4/1/17                                    4,750                4,908
    7.25%, 4/1/02                                       65                   66
    7.25%, 4/1/19 (triangle)                         1,500                1,547

Maryland DOT
    5.00%, 12/15/06                                  2,020                2,198
    5.00%, 12/15/07                                  2,000                2,173

Maryland, GO
  State and Local Fac.
    5.125%, 8/1/05                                   5,000                5,402
    5.25%, 7/15/10                                   5,000                5,493
    5.25%, 7/15/13                         $        18,900      $        20,212
    5.25%, 7/15/14                                  10,045               10,703
    5.50%, 3/1/10                                   10,000               11,120
    5.50%, 7/15/15                                   5,000                5,595
    5.70%, 3/15/10                                   5,000                5,443
    5.75%, 8/1/15                                   20,590               22,948

Maryland Economic Dev.
  Associated Jewish Charities, 5.67%, 7/15/29       16,645               15,974

  Maryland Golf Course Systems, 8.25%, 6/1/28        4,050                4,062

  Univ. Village at Sheppard Pratt
    6.00%, 7/1/33                                    4,000                4,119

Maryland Energy Fin. Admin.
 Wheelabrator Technologies
    6.30%, 12/1/10 (triangle)                        6,145                6,601
    6.45%, 12/1/16 (triangle)                        2,600                2,760

Maryland HHEFA
  Bradford Oaks Nursing and Rehabilitation Center
    6.375%, 1/1/19                                   1,500                1,402
    6.375%, 1/1/27                                   2,075                1,852

  Catholic Health Initiatives, 6.00%, 12/1/20        3,400                3,610

  Chesapeake Hosp., 5.375%, 1/1/28 (FSA Insured)     2,250                2,300

  Collington Episcopal
    6.75%, 4/1/20                                    1,000                1,021
    6.75%, 4/1/23                                    5,800                5,837

  Doctor's Community Hosp.
    5.50%, 7/1/24                                    7,495                6,553
    5.75%, 7/1/13                                    3,580                3,422

  Francis Scott Key Medical Center
    5.00%, 7/1/18 (FGIC Insured)                     4,880                4,917

  Frederick Memorial Hosp.
    5.00%, 7/1/23 (FGIC Insured)                     4,500                4,502

  Good Samaritan Hosp.
    5.60%, 7/1/06 (Escrowed to Maturity)             1,545                1,708
    5.60%, 7/1/07 (Escrowed to Maturity)             1,875                2,082
    5.75%, 7/1/13 (Escrowed to Maturity)             2,480                2,778
    5.75%, 7/1/13 (AMBAC Insured)
    (Escrowed to Maturity)                           1,520                1,703

Greater Baltimore Medical Center
    5.00%, 7/1/25                          $         3,000      $         2,939
    5.00%, 7/1/34                                   10,100                9,739

Helix Health
    5.00%, 7/1/27 (AMBAC Insured)
    (Escrowed to Maturity)                           9,545                9,682

    5.125%, 7/1/10 (AMBAC Insured)
    (Escrowed to Maturity)                           2,485                2,706

    5.25%, 8/15/38 (AMBAC Insured)                  14,700               14,191

Howard County General Hosp.
    5.50%, 7/1/21 (Escrowed to Maturity)             5,000                5,214

Johns Hopkins Hosp.
    Zero Coupon, 7/1/19                              9,460                3,845
    4.50%, 5/15/35                                   2,000                1,765
    5.00%, 5/15/13                                   1,465                1,524
    5.00%, 5/15/21                                   4,100                4,070
    5.00%, 5/15/34                                   4,470                4,344
    5.50%, 5/15/38                                  10,590               11,020
    6.625%, 7/1/08 (Escrowed to Maturity)            2,000                2,239

Johns Hopkins Medical Institute Parking Fac.
    5.375%, 7/1/20 (AMBAC Insured)                   5,550                5,716
    5.50%, 7/1/26 (AMBAC Insured)                    3,220                3,335

Johns Hopkins Univ.
    5.00%, 7/1/32                                    7,500                7,339
    5.125%, 7/1/20                                   6,910                7,016
    5.25%, 7/1/15                                    3,500                3,700
    5.25%, 7/1/16                                    9,540               10,026
    5.25%, 7/1/17                                    3,100                3,238
    6.00%, 7/1/07                                    1,065                1,205
    6.00%, 7/1/39 (Prerefunded 7/1/09!)             18,645               21,444
TECP, 1.20%, 4/8/02                                  6,733                6,733

Kennedy Kreiger, 5.125%, 7/1/22                      2,000                1,858

Loyola College
    5.00%, 10/1/39                                   6,200                5,981
    5.375%, 10/1/26 (MBIA Insured)                   5,820                5,971

Maryland General Hosp.
    6.20%, 7/1/24 (MBIA Insured)                     4,000                4,345

Maryland Institute College of Art
    5.50%, 6/1/32                          $         3,050      $         3,036
    5.625%, 6/1/36                                   3,345                3,367

Mercy Medical Center
    5.625%, 7/1/31                                  22,895               22,395
    5.75%, 7/1/26 (FSA Insured)                      1,500                1,577
    6.50%, 7/1/13 (FSA Insured)                      2,155                2,540

North Arundel Hosp.
    6.50%, 7/1/26                                    1,700                1,806
    6.50%, 7/1/31                                    4,420                4,683

Peninsula Regional Medical Center
    5.00%, 7/1/23 (MBIA Insured)                     5,500                5,503

Trinity School, VRDN (Currently 1.20%)               2,000                2,000

Union Hosp. of Cecil County
    6.625%, 7/1/12 (Prerefunded 7/1/02!)             1,545                1,603

Univ. Maryland Medical Systems
    VRDN (Currently 1.15%)                           1,250                1,250
    6.00%, 7/1/22                                    2,000                2,074
    6.00%, 7/1/32                                    7,000                7,231
    6.625%, 7/1/20                                   6,165                6,688
    6.75%, 7/1/30                                   15,285               16,571
    7.00%, 7/1/22 (FGIC Insured)                     2,020                2,562

Maryland Ind. Dev. Fin. Auth.
  American Center for Physics Headquarters Fac.
    5.00%, 12/15/12                                  1,600                1,703
    5.25%, 12/15/13                                    865                  929
    5.25%, 12/15/14                                    910                  972
    5.25%, 12/15/15                                  1,280                1,357
    6.25%, 1/1/07 (Prerefunded 1/1/07!)              5,770                6,074
    6.375%, 1/1/12 (Prerefunded 1/1/02!)             5,900                6,256
    6.625%, 1/1/17 (Prerefunded 1/1/17!              4,250                4,515

  Bon Secours Health
    5.929%, 8/26/22 (FSA Insured)                   15,000               16,593

  Holy Cross Health, 5.60%, 12/1/09                  2,780                3,068

Maryland Local Gov't. Insurance Trust
  GO, COP, 7.125%, 8/1/09                            3,000                3,069

Maryland National Capital Park Planning Commission
  Little Bennett Golf Fac.
    8.25%, 10/1/11 (Prerefunded 10/1/02!)  $         1,890      $         2,002

Maryland Stadium Auth.
  Sports Fac.
    VRDN (Currently 1.25%) (triangle)                5,725                5,725

  Baltimore Convention Center Expansion
    5.875%, 12/15/11 (AMBAC Insured)                 2,025                2,240

Maryland Transportation Auth.
    Zero Coupon, 7/1/07 (FGIC Insured)               8,500                6,973
    Zero Coupon, 7/1/08 (FGIC Insured)               2,000                1,560
    Zero Coupon, 7/1/09 (FGIC Insured)              10,410                7,689
    5.75%, 7/1/15                                    2,000                2,024
    6.80%, 7/1/16 (Escrowed to Maturity)            19,760               23,354

  Baltimore-Washington Int'l. Airport
    5.25%, 3/1/13 (AMBAC Insured) (triangle)         7,180                7,553
    5.25%, 3/1/14 (AMBAC Insured) (triangle)         6,375                6,658
    5.25%, 3/1/20 (AMBAC Insured)                    4,500                4,658
    5.25%, 3/1/21 (AMBAC Insured)                    4,735                4,880
    5.50%, 3/1/19 (AMBAC Insured) (triangle)         8,170                8,565
    6.25%, 7/1/14 (FGIC Insured) (triangle)          3,305                3,572

Maryland Water Quality Fin. Admin.
  Revolving Loan Fund
    Zero Coupon, 9/1/02                              1,185                1,175
    Zero Coupon, 9/1/07                              1,125                  914
    6.00%, 9/1/15                                    1,600                1,711

Montgomery County
  Consolidated Public Improvement
    5.50%, 4/1/14 (Prerefunded 4/1/06!)              2,500                2,785
    6.125%, 10/1/13 (Prerefunded 10/1/04!)           2,500                2,795

  Golf Course, 6.125%, 10/1/22                       2,260                2,277

Montgomery County, GO
    5.00%, 2/1/18                                    7,000                7,178
    5.00%, 2/1/19                                    7,000                7,136
    5.00%, 2/1/20                                    4,000                4,060
    5.00%, 2/1/21                                    4,510                4,570
    5.25%, 10/1/13                                   1,750                1,906

Consolidated Public Improvement
    4.75%, 2/1/12                          $         2,440      $         2,572
    5.00%, 2/1/10                                    6,500                7,002
    5.375%, 5/1/09                                   2,850                3,119
    5.375%, 5/1/10                                   2,700                2,934
    5.375%, 5/1/16                                   4,000                4,232
    5.50%, 1/1/14 (Prerefunded 1/1/10!)              5,760                6,432
    6.00%, 1/1/20 (Prerefunded 1/1/10!)              6,500                7,477
    6.125%, 10/1/14 (Prerefunded 10/1/04!)           3,150                3,521

  Refunding, 5.25%, 10/1/19                          5,710                5,977

Montgomery County Economic Dev.
Trinity Health Credit Group
    5.25%, 12/1/31                                   5,025                5,043
    5.50%, 12/1/16                                   1,000                1,058

Montgomery County Housing Opportunities Commission
  Multi-Family
    6.10%, 7/1/30                                    4,620                4,889
    6.25%, 7/1/25                                    5,500                5,769
    7.50%, 7/1/24                                    3,000                3,123
  Single Family
    Zero Coupon, 7/1/31                              3,610                  595
    5.75%, 7/1/13                                    1,635                1,745
    5.90%, 7/1/17                                    1,405                1,431
    6.00%, 7/1/17                                    3,725                3,803
    6.50%, 7/1/11                                    2,260                2,326
    6.65%, 7/1/16                                    1,955                2,060
    6.80%, 7/1/17                                    1,210                1,225

  GO, 6.90%, 7/1/19                                  2,000                2,009

Montgomery County PCR, Potomac Electric,
5.375%, 2/15/24                                      4,110                4,150

Morgan State Univ.
  Academic Fees and Auxiliary Fac.
    6.05%, 7/1/15 (MBIA Insured)                     1,100                1,284

Northeast Maryland Waste Disposal Auth.
  IDR, Baltimore Resco Retrofit,
  5.00%, 1/1/12 (triangle)                           6,545                6,361

  Montgomery County Resources
    6.00%, 7/1/08 (triangle)                        10,000               11,039
    6.20%, 7/1/10 (triangle)                         8,025                8,352
    6.30%, 7/1/16 (triangle)               $         7,760      $         8,047
    6.30%, 7/1/16 (MBIA Insured) (triangle)         17,735               18,883

Prince George's County
         Dimensions Health
    5.375%, 7/1/14                                   2,685                1,374
    7.00%, 7/1/22 (Prerefunded 7/1/02!)              2,660                2,764
    7.20%, 7/1/06                                      420                  309
    7.20%, 7/1/06 (Prerefunded 7/1/02!)              1,985                2,064

Prince George's County Housing Auth.
  Amortized Collateral
    6.15%, 8/1/19 (triangle)                           510                  540
    6.20%, 2/1/32 (triangle)                           680                  727

  New Keystone, 6.80%, 7/1/25 (MBIA Insured)         2,600                2,655

  Riverview Terrace Apartments
    6.70%, 6/20/20 (GNMA Guaranteed)                 1,500                1,583

  Stevenson Apartments
    6.35%, 7/20/20 (GNMA Guaranteed)                 2,200                2,266

Prince George's County IDA
  Upper Marlboro Justice Center
    5.25%, 6/30/19 (MBIA Insured)                    1,500                1,521

Prince George's County PCR
  Potomac Electric
    5.75%, 3/15/10                                   6,250                7,001
    6.375%, 1/15/23                                  7,175                7,415

Prince George's County, GO
  Consolidated Public Improvement
    5.125%, 10/1/11                                  2,220                2,423

Queen Annes County, GO
  School & Public Fac.
    5.25%, 1/15/15 (FGIC Insured)                    2,040                2,165
    5.25%, 1/15/16 (FGIC Insured)                    1,375                1,451

St. Mary's County, GO
  Consolidated Public Improvement
    5.50%, 10/1/13 (Prerefunded 1/1/09!)             1,680                1,884
    6.00%, 10/1/15 (Prerefunded 1/1/09!)             1,875                2,164
    6.00%, 10/1/16 (Prerefunded 1/1/09!)             1,980                2,285
    6.00%, 10/1/17 (Prerefunded 1/1/09!)             1,095                1,264
    6.00%, 10/1/18 (Prerefunded 1/1/09!)   $         2,115      $         2,441
    6.00%, 10/1/19 (Prerefunded 1/1/09!)             2,345                2,707

  St. Mary's Hospital, 5.00%, 10/1/18                  520                  536

Univ. of Maryland
    5.00%, 4/1/19                                    5,080                5,172
    5.00%, 4/1/20                                    5,330                5,396
    5.00%, 4/1/21                                    5,100                5,148
    5.25%, 10/1/12                                   3,005                3,254
    5.25%, 10/1/13                                   4,770                5,124
    5.375%, 10/1/16                                  3,960                4,218
    5.60%, 4/1/11                                    3,155                3,378
    5.75%, 4/1/17                                    4,400                4,663
    5.75%, 10/1/20                                   6,555                7,064

  Auxiliary Fac. & Tuition
    6.375%, 4/1/09 (Prerefunded 10/1/02!)            2,100                2,203
    6.50%, 4/1/12 (Prerefunded 10/1/02!)               440                  462

Washington Suburban Sanitary Dist.
  Water Supply, 5.00%, 6/1/12                        1,265                1,346

Washington Suburban Sanitary Dist., GO
    5.00%, 6/1/10                                    3,000                3,128
    5.00%, 6/1/14                                    1,000                1,026
    6.20%, 6/1/11                                    2,400                2,476
    6.20%, 6/1/12                                    1,500                1,548
    6.625%, 6/1/18 (Prerefunded 6/1/04!)             3,665                4,024

Worcester County Sanitation Dist.
    6.50%, 8/15/12 (Prerefunded 8/15/02!)            1,265                1,320

Total Maryland (Cost  $1,108,672)                                     1,171,064



PUERTO RICO  5.2%

Children's Trust Fund, 6.00%, 7/1/26                 2,500                2,624

Puerto Rico Commonwealth, GO
    5.50%, 7/1/14 (FGIC Insured)                     4,000                4,447
    6.25%, 7/1/12 (MBIA Insured)                     1,750                2,081

  Public Improvement
    5.125%, 7/1/30 (FSA Insured)                    16,430               16,534
    5.375%, 7/1/21 (MBIA Insured)                    3,000                3,115

Puerto Rico Electric Power Auth.
    5.125%, 7/1/26 (FSA Insured)           $         4,000      $         4,043

Puerto Rico Highway & Transportation Auth.
    5.50%, 7/1/15 (FSA Insured)                      5,000                5,615
    5.50%, 7/1/18                                    2,000                2,074
    5.875%, 7/1/21 (MBIA Insured)                    3,020                3,314

Puerto Rico Infrastructure Fin. Auth.
    5.00%, 7/1/12 (AMBAC Insured)                    3,450                3,650
    5.375%, 10/1/24                                  5,000                5,222

Puerto Rico Municipal Fin. Agency
    6.00%, 7/1/14 (FSA Insured)
    (Prerefunded 7/1/04!)                            3,060                3,389

Puerto Rico Municipal Fin. Agency, GO
    6.00%, 7/1/12 (FSA Insured)                      5,000                5,840

Puerto Rico Public Buildings Auth., GO
    Zero Coupon, 7/1/31 (AMBAC Insured)              3,000                1,796

Total Puerto Rico (Cost  $60,173)                                        63,744



                                                                          Value
--------------------------------------------------------------------------------
                                                             In thousands

Total Investments in Securities
100.4% of Net Assets
(Cost  $1,168,845)                                         $1,234,808

Futures Contracts
                                    Contract        Unrealized
                     Expiration     Value          Gain (Loss)
                     ----------     -----------    -----------
                                               In thousands


Short, 100 ten year
U.S. Treasury contracts,
$50,000 par of 7.00%
Prince George's County,
Dimensions Health bonds
and $185,000 par of
6.625% Maryland HHEFA,
Union Hosp. of Cecil
County bonds pledged
as initial margin          6/02       $    (11)      $      27

Net payments
(receipts) of
variation margin
to date                                                     (2)

Variation margin
receivable (payable)
on open futures
contracts                                                          25

Other Assets Less Liabilities                                  (5,531)

NET ASSETS                                                 $1,229,302

Net Assets Consist of:

Undistributed net investment
income (loss)                                              $    1,087

Undistributed net realized
gain (loss)                                                      (319)

Net unrealized gain (loss)                                     65,990

Paid-in-capital applicable to
115,569,653 no par value shares
of beneficial interest
outstanding; unlimited
number of shares authorized                                 1,162,544

NET ASSETS                                                 $1,229,302

NET ASSET VALUE PER SHARE                                  $    10.64

(triangle)  Interest subject to alternative minimum tax

         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

       CDA  Community Development Administration

       COP  Certificates of Participation

       DOT  Department of Transportation

      FGIC  Financial Guaranty Insurance Company

       FHA  Federal Housing Authority

      FNMA  Federal National Mortgage Association

       FSA  Financial Security Assurance Corp.

      GNMA  Government National Mortgage Association

        GO  General Obligation

     HHEFA  Health & Higher Educational Facility Authority

       IDA  Industrial Development Authority/Agency

       IDR  Industrial Development Revenue

      MBIA  Municipal Bond Investors Assurance Corp.

       PCR  Pollution Control Revenue

      TECP  Tax-Exempt Commercial Paper

      VRDN  Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                  Tax-Free      Short-Term
                                Money Fund       Bond Fund            Bond Fund
                                  3/30/01             Year                 Year
                                  Through            Ended                Ended
                                  2/28/02          2/28/02              2/28/02

Investment Income (Loss)

Interest income                 $     659       $    5,359        $      62,591

Expenses

  Custody and accounting               77               97                  167

  Investment management                29              561                4,898

  Shareholder servicing                21               80                  588

  Registration                         10                9                   18

  Legal and audit                       6               11                   12

  Trustees                              6                8                   18

  Organization and
  initial registration                  6               --                   --

  Prospectus and
  shareholder reports                   2                8                   57

  Proxy and annual meeting              1                1                    5

  Miscellaneous                         2                4                    6

  Total expenses                      160              779                5,769

  Expenses paid indirectly             (1)              (3)                  (3)

  Net expenses                        159              776                5,766

Net investment
income (loss)                         500            4,583               56,825


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                          --               272                7,793

  Futures                             --                --                   (8)

  Net realized gain (loss)            --               272                7,785

Change in net unrealized gain (loss)

  Securities                          --             1,955                9,582

  Futures                             --                --                   44

  Change in net unrealized
  gain (loss)                         --             1,955                9,626

Net realized and unrealized
gain (loss)                           --             2,227               17,411

INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                      $     500       $    6,810        $      74,236
                                ------------------------------------------------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                  Tax-Free              Short-Term
                Money Fund               Bond Fund               Bond Fund
                   3/30/01        Year        Year
                   Through       Ended       Ended
                   2/28/02     2/28/02     2/28/01     2/28/02     2/28/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)  $     500   $   4,583   $   4,487   $  56,825   $  54,003

  Net realized
  gain (loss)           --         272        (109)      7,785        (306)

  Change in net
  unrealized
  gain (loss)           --       1,955       3,079       9,626      61,523

  Increase (decrease)
  in net assets from
  operations           500       6,810       7,457      74,236     115,220


Distributions to shareholders

  Net investment
  income              (500)     (4,583)     (4,487)    (56,548)    (54,003)


Capital share transactions *

  Shares sold       61,700      67,571      37,985     205,608     174,325

  Distributions
  reinvested           486       3,884       3,779      39,763      38,066

  Shares redeemed  (18,895)    (33,014)    (51,392)   (144,212)   (142,524)

  Increase (decrease)
  in net assets from
  capital share
  transactions      43,291      38,441      (9,628)    101,159      69,867

Net Assets

Increase (decrease)
during period       43,291      40,668      (6,658)    118,847     131,084

Beginning of
period                  --     117,477     124,135   1,110,455     979,371


End of
period           $  43,291   $ 158,145   $ 117,477   $1,229,302  $1,110,455
                 ---------------------------------------------------------------

*Share information

  Shares sold       61,700      12,928       7,468      19,479      17,120

  Distributions
  reinvested           486         743         743       3,768       3,742

  Shares
  redeemed         (18,895)     (6,320)    (10,119)    (13,681)    (14,066)

  Increase (decrease)
  in shares
  outstanding       43,291       7,351      (1,908)      9,566       6,796


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------
                                                               February 28, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The Maryland Tax-Free Money Fund (the Money Fund), the Maryland Short-Term Bond Fund (the Short-Term Bond Fund), and the Maryland Tax-Free Bond Fund (the Bond Fund) are three portfolios established by the trust and commenced operations on March 30, 2001, January 29, 1993, and March 31, 1987, respectively. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes. The Short-Term Bond Fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value. The Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the funds recognized market discount at time of disposition as gain or loss. Upon adoption, the Bond Fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $1,012,000 for the Bond Fund. For the year ended February 28, 2002, the effect of the change for the Bond Fund was to increase net investment income by $276,000 ($0.002 per share), decrease net realized gain/loss on securities by $245,000 ($0.002 per share), and decrease net unrealized gain/loss on securities by $31,000. This change had no effect on the funds' net assets or total return.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2002, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended February 28, 2002, were as follows:


--------------------------------------------------------------------------------
                                                Short-Term
                                                 Bond Fund            Bond Fund

Purchases                                  $    60,499,000      $   315,944,000

Sales                                           30,634,000          210,658,000


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Money Fund intends to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. No provision for federal income taxes is required for the Short-Term and Bond Funds since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended February 28, 2002, were characterized as tax-exempt income for tax purposes and totaled $500,000 for the Money Fund, $4,583,000 for Short-Term Bond Fund, and $56,548,000 for the Bond Fund. At February 28, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
                                               Short-Term
                            Money Fund          Bond Fund          Bond Fund

Unrealized
appreciation             $          --      $   3,733,000    $    70,563,000

Unrealized
depreciation                        --             (4,000)        (3,848,000)

Net unrealized
appreciation
(depreciation)                      --          3,729,000         66,715,000

Undistributed
tax-exempt
income                           5,000              2,000             43,000

Capital loss
carryforwards                       --            (90,000)                --

Distributable
earnings                         5,000          3,641,000         66,758,000

Paid-in capital             43,286,000        154,504,000      1,162,544,000

Net assets               $  43,291,000      $ 158,145,000    $ 1,229,302,000


Federal income tax regulations require the funds to defer recognition of capital losses realized on certain futures transactions; accordingly, $292,000 of realized losses reflected in the Bond Fund's accompanying financial statements have not been recognized for tax purposes as of February 28, 2002. For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, amortization of $1,044,000 for the Bond Fund has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes, at February 28, 2002. The Short-Term and Bond Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the Short-Term Fund utilized $261,000 of capital loss carryforwards, and as of February 28, 2002, has $90,000 of capital loss carryforwards that expire in 2009. In 2002, the Bond Fund utilized $7,733,000 of capital loss carryforwards.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended February 28, 2001, the Money Fund recorded the following permanent reclassifications that relate primarily to organizational expenses, which are not deductible for tax purposes. For the year ended February 28, 2002, the Bond Fund recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
                                                Money Fund            Bond Fund

Undistributed net
investment income                          $         5,000      $      (229,000)

Undistributed net
realized gain                                           --              (49,000)

Paid-in-capital                                     (5,000)             278,000


At February 28, 2002, the cost of investments for federal income tax purposes was $42,146,000 for the Money Fund, $156,642,000 for the Short-Term Bond Fund, and $1,168,120,000 for the Bond Fund.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $7,000, $50,000, and $392,000 were payable at February 28, 2002, by the Money, Short-Term Bond, and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Thereafter, through February 28, 2005, the Money Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $93,000 of management fees were not accrued by the fund for the period ended February 28, 2002.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Short-Term Bond Fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2005, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.60%. Pursuant to this and a prior agreement, $3,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended February 28, 2002.

In addition, each fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money, Short-Term Bond, and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $76,000, $130,000, and $571,000, respectively, for the year ended February 28, 2002, of which $7,000, $11,000, and $48,000, respectively, were payable at period end.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Maryland Tax-Free Money Fund, Maryland Short-Term Tax-Free Bond Fund, and Maryland Tax-Free Bond Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Maryland Tax-Free Money Fund, Maryland Short-Term Tax-Free Bond Fund and Maryland Tax-Free Bond Fund (three of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 2002 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2002



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Bond fund's distributions to shareholders included $126,000 from long-term capital gains, subject to the 20% rate gains category.

The Money, Short-Term Bond and Bond funds' distributions to shareholders included $463,000, $4,554,000 and $56,293,000, respectively which qualified as exempt-interest dividends.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Annual Meeting Results

The T. Rowe Price Maryland Tax-Free Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
  Affirmative:                                             183,180,605.256
  Withhold:                                                  4,528,111.970

  Total:                                                   187,708,717.226

William T. Reynolds
  Affirmative:                                             183,173,071.506
  Withhold:                                                  4,535,645.720

  Total:                                                   187,708,717.226

Calvin W. Burnett
  Affirmative:                                             182,719,672.581
  Withhold:                                                  4,989,044.645

  Total:                                                   187,708,717.226

Anthony W. Deering
  Affirmative:                                             183,143,821.987
  Withhold:                                                  4,564,895.239

  Total:                                                   187,708,717.226

Donald W. Dick, Jr.
  Affirmative:                                             183,261,134.919
  Withhold:                                                  4,447,582.307

  Total:                                                   187,708,717.226

David K. Fagin
  Affirmative:                                             182,970,369.835
  Withhold:                                                  4,738,347.391

  Total:                                                   187,708,717.226

F. Pierce Linaweaver
  Affirmative:                                             182,889,310.438
  Withhold:                                                  4,819,406.788

  Total:                                                   187,708,717.226

Hanne M. Merriman
  Affirmative:                                             183,193,140.931
  Withhold:                                                  4,515,576.295

  Total:                                                   187,708,717.226

John G. Schreiber
  Affirmative:                                             183,268,829.488
  Withhold:                                                  4,439,887.738

  Total:                                                   187,708,717.226

Hubert D. Vos
  Affirmative:                                             182,943,583.574
  Withhold:                                                  4,765,133.652

  Total:                                                   187,708,717.226

Paul M. Wythes
  Affirmative:                                             182,764,811.535
  Withhold:                                                  4,943,905.691
  Total:                                                   187,708,717.226

James S. Riepe
  Affirmative:                                             183,258,966.233
  Withhold:                                                  4,449,750.993

  Total:                                                   187,708,717.226



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  in 1993     Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
Baltimore,
MD 21202
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   in 1986     Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
Baltimore,                            Executive
MD 21202                              Officer,
1/28/45                               The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 in 2001     EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
Baltimore,                            and management
MD 21202                              advisory firm
1/27/43
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     in 2001     Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
Baltimore,                            Resources                   Canyon
MD 21202                              Ltd., and                   Resources
4/9/38                                Canyon                      Corp.
                                      Resources
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                in 1986     F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
Baltimore,                            consulting
MD 21202                              environmental
8/22/34                               and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  in 2001     Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
Baltimore,                                                        Enterprises,
MD 21202                                                          Inc., The
11/16/41                                                          Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in 1992     Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real                      Trust,
Street                                estate                      Host Marriott
Baltimore,                            investment                  Corporation,
MD 21202                              company;                    and The
10/21/46                              Senior Advisor              Rouse Company
                                      and Partner,
                                      Blackstone
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       in 2001     Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
Baltimore,                            investment
MD 21202                              company
8/2/33
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    in 2001     Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
Baltimore,                            capital
MD 21202                              limited
6/23/33                               partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Inside Directors
--------------------------------------------------------------------------------
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
William T.   Director     Elected     Director         97         Not
Reynolds                  in 1991     and Managing                Applicable
100 East                              Director,
Pratt                                 T. Rowe
Street                                Price and
Baltimore,                            T. Rowe
MD 21202                              Price Group,
5/26/48                               Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             97         Not
Riepe                     in 1986     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director, and
Street                                Managing
Baltimore,                            Director,
MD 21202                              T. Rowe
6/25/43                               Price and
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chairman
                                      of the Board
                                      and Director,
                                      T. Rowe
                                      Price Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President, and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company; Director,
                                      T. Rowe
                                      Price International,
                                      Inc., T. Rowe
                                      Price Global
                                      Asset Management
                                      Limited, and
                                      T. Rowe
                                      Price Global
                                      Investment
                                      Services
                                      Limited
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     in 1997     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
Baltimore,                            Officer,
MD 21202                              Director, and
4/22/44                               Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman,
                                      T. Rowe
                                      Price Global
                                      Asset Management
                                      Limited; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company; Director,
                                      T. Rowe
                                      Price Global
                                      Investment Services
                                      Limited and
                                      T. Rowe
                                      Price International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Information About the Funds' Officers
--------------------------------------------------------------------------------


Name, Date of Birth, Address, and Principal Occupations
Title and Fund(s) Served
--------------------------------------------------------------------------------

Jeremy N. Baker, 2/27/68
Assistant Vice President, T. Rowe Price; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Linda A. Brisson, 7/8/59
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Joseph A. Carrier, 12/30/60
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Treasurer
--------------------------------------------------------------------------------

Charles B. Hill, 9/22/61
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Henry H. Hopkins, 12/23/42
Managing Director, T. Rowe Price; Director and Managing Director, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Vice President
--------------------------------------------------------------------------------

Marcy M. Lash, 1/30/63
Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Patricia B. Lippert, 1/12/53
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services,
Inc

Secretary
--------------------------------------------------------------------------------

Joseph K. Lynagh, 6/9/58
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst

Vice President State Tax-Free Income Trust
--------------------------------------------------------------------------------

Konstantine B. Mallas, 5/26/63
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Trust
--------------------------------------------------------------------------------

Hugh D. McGuirk, 7/6/60
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

David S. Middleton, 1/18/56
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Controller
--------------------------------------------------------------------------------

Mary J. Miller, 7/19/55
Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.

President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Unless otherwise indicated, the officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
C12-050  2/28/02